STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash flows from operating activities
Net Income (Loss)	$ 62	$ 15	$ (40)
Adjustments to Reconcile Net Income (Loss) to Cash Provided by (Used in) Operating Activities
Deposits	(58)	(36)	(3)
Changes in operating assets and liabilities
Increase in other receivables	(20)	0	0
Increase (Decrease) in accounts payable	(2)	6	3
Net cash used in operating activities	(18)	(15)	(40)
Cash flows from investing activities
Deposits	17	20	(248)
Net cash provided by (used in) investing activities	17	20	(248)
Increase (decrease) in cash and cash equivalents	(1)	5	(288)
Cash and cash equivalents at beginning of year	18	13	301
Cash and cash equivalents at end of year	17	18	13
Appendix A - Supplemental cash flow information
Interest obtained during the year	$ 78	$ 8	$ 6